                       ==================================
                         Semiannual Report June 30, 1998
                       ==================================


                                   OPPENHEIMER
                                  Total Return
                                   Fund, Inc.



                                   [GRAPHIC]


                                     [LOGO]
                              OppenheimerFunds(R)
                            THE RIGHT WAY TO INVEST

Contents

3         President's Letter

4         Fund Performance

6         An Interview with the Fund's Managers

10        Statement of Investments

20        Statement of Assets and Liabilities

22        Statement of Operations

23        Statements of Changes in Net Assets

24        Financial Highlights

28        Notes to Financial Statements

34        Officers and Directors

36        Information and Services


Report highlights
--------------------------------------------------------------------------------

 .    The Fund's growth strategy enabled investors to participate in the equity market's strong performance during the last six months, while our value-oriented holdings provided diversification and helped reduce risk.

 .    Corporate earnings began to show signs of weakness, which may indicate that the economy is slowing.

 .    The Fund is positioned to generally perform well in a slowing economic environment, and to help weather a correction if it does occur.

==================================
Cumulative Total Returns
==================================
For the 6-Month Period
Ended 6/30/98

Class A

  Without            With
  Sales Chg.(1)      Sales Chg.(2)
==================================
      14.84%               8.24%
==================================
Class B

  Without            With
  Sales Chg.(1)      Sales Chg.(2)
==================================
      14.46%               9.46%
==================================
Class C

  Without            With
  Sales Chg.(1)      Sales Chg.(2)
==================================
      14.41%              13.41%
==================================
Class Y

  Without            With
  Sales Chg.(1)      Sales Chg.(2)
==================================
      14.99%              14.99%
==================================


Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. In reviewing performance and rankings, please remember that past performance does not guarantee future results. Investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

1. Includes changes in net asset value per share without deducting any sales charges. This performance is not annualized.

2. Class A return includes the current maximum initial sales charge of 5.75%. Class B return includes the applicable contingent deferred sales charge of 5% (1-year) and 1% (since inception on 5/1/93). Class C return includes the applicable contingent deferred sales charge of 1%. Class Y shares were first publicly offered on 6/1/94 and are not available for sale to individual shareholders. An explanation of the different performance calculations is in the Fund's prospectus. Class B and C shares are subject to an annual 0.75% asset-based sales charge.

                     2 Oppenheimer Total Return Fund, Inc.

[PHOTO]


James C. Swain
Chairman
Oppenheimer
Total Return Fund, Inc.


[PHOTO]


Bridget A. Macaskill
President
Oppenheimer
Total Return Fund, Inc.




Dear shareholder,
--------------------------------------------------------------------------------

As we move further into 1998, we remain impressed by the strength of the U.S. economy, despite the volatility in the world's financial markets. While we've seen a decline in stock prices this summer, taking a wider perspective of the markets reveals that, over the long term, U.S. and many world markets have continued to serve investors well.

     At OppenheimerFunds, we are pleased to help our shareholders seek the rewards of rising markets, but we also recognize that increasing levels of return cannot last forever. In fact, we've already begun to see signs of change. Because no one can predict exactly how the markets will react tomorrow or the next day, we feel it is prudent to continually identify, evaluate and manage the risks that may affect our fund shareholders.

     One of the leading risks facing investors today is rooted in the fact that stock valuations remain at the high end of their historical range, while U.S. corporate earnings growth is slowing. Given these circumstances, we believe, regardless of daily fluctuations in the markets, it is unlikely that stocks will sustain the unprecedented growth rate of the past three years. However, we also believe that any market corrections we may see would be only temporary pauses on the way to potential long-term gains.

     We are also examining the potential economic effects of the "millennium problem" that will render many computer systems unable to recognize the year 2000 when it arrives. Solving this problem may require some companies to divert substantial human and financial resources from their core businesses, possibly constraining global economic growth during 1999 and 2000.

     For our part, we can report that OppenheimerFunds has made solid progress toward ensuring that our shareholder accounting systems are fully "year 2000 compliant," and that all shareholder accounts will make a seamless transition into the 21st century.

     We encourage you to meet with your financial advisor to discuss how today's uncertain markets or the millennium problem may affect your investments. Together, you can prepare your investment portfolio for the challenges and opportunities of the new century.

Sincerely,

/s/ James C. Swain                     /s/ Bridget A. Macaskill

James C. Swain                         Bridget A. Macaskill
July 22, 1998


                     3 Oppenheimer Total Return Fund, Inc.

===================================
  Avg Annual Total Returns
===================================

For the Periods Ended 6/30/98(1)

Class A

  1 year    5 year    10 year
===================================
  21.75%    16.71%    15.55%
===================================

Class B
                      Since
  1 year    5 year    Inception
===================================
  23.13%    16.88%    17.29%
===================================

Class C
                      Since
  1 year    5 year    Inception
===================================
  27.05%    N/A       24.58%
===================================

Class Y
                      Since
  1 year    5 year    Inception
===================================
  29.41     N/A       21.55%
===================================

===================================
  Cumulative Total Return
===================================
For the Period Ended 6/30/98(1)

Class A

  5 year
===================================
  116.53%            $21,653(4)
===================================

Performance update
--------------------------------------------------------------------------------

Oppenheimer Total Return Fund, Inc. combines growth and value styles of investing. The disciplined pursuit of this strategy has enabled the Fund to perform well in today's volatile market environment. For the six-month period ending June 30, 1998, the Fund's Class A shares produced a cumulative total return, without sales charges, of 14.84%.(2) The Fund's Class A shares also ranked in the first quartile among all growth and income funds for the one-year period ended 6/30/98, as measured by Lipper Analytical Services, Inc.(3)



Growth of $10,000
Over five years(4)
(without sales charges)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A MOUNTAIN CHART IN THE PRINTED MATERIAL.]

                      Oppenheimer Total
                      Return Fund, Inc.
Date                  Class A shares            S&P 500 Index
----                  --------------            -------------
6/30/93                    $10,000                  $10,000
                           $10,712                  $10,257
                           $10,939                  $10,495
                           $10,572                  $10,098
                           $ 9,990                  $10,140
                           $10,449                  $10,634
                           $10,080                  $10,633
                           $10,804                  $11,667
                           $11,570                  $12,779
                           $12,486                  $13,794
                           $13,116                  $14,624
                           $13,874                  $15,409
                           $14,439                  $16,099
                           $14,850                  $16,597
                           $15,704                  $17,979
                           $15,765                  $18,462
                           $17,785                  $21,683
                           $19,486                  $23,307
                           $20,005                  $23,976
                           $22,133                  $27,318
6/30/98                    $22,974                  $28,220

1. Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. Class A returns include the current maximum initial sales charge of 5.75%. Class A shares were first publicly offered on 10/2/47. The Fund's maximum sales charge for Class A shares was higher prior to 4/1/91, so actual performance may have been lower. Class B returns include the applicable contingent deferred sales charge of 5% (1-year) and 1% (since inception on 5/1/93). Class C returns for the one-year result include the contingent deferred sales charge of 1%. Class C shares have an inception date of 8/29/95. Class Y shares were first publicly offered on 6/1/94 and are not available for sale to individual shareholders. An explanation of the different performance calculations is in the Fund's prospectus. Class B and C shares are subject to an annual 0.75% asset-based sales charge.


                     4 Oppenheimer Total Return Fund, Inc.

Asset Allocation(5)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Stocks              84.8%
Bonds               12.6
Cash Equivalents     2.6


Portfolio review
--------------------------------------------------------------------------------

Oppenheimer Total Return Fund, Inc. is for investors looking for tomorrow's growth and today's income.

What We Look For

 .    Growth stocks with superior earnings potential and earnings momentum.

 .    Value stocks that trade at attractive prices.

 .    Dividend-paying stocks of quality companies for income.

 .    Convertible bonds that help take advantage of the stock market's upside potential--while providing income as a hedge against uncertainties.

Top 10 Stock Holdings(5)
--------------------------------------------------------------------------------
 Tyco International Ltd.    2.4%          Dell Computer Corp.            1.4%
--------------------------------------------------------------------------------
 HEALTHSOUTH Corp.          1.7           CVS Corp.                      1.4
--------------------------------------------------------------------------------
 Home Depot, Inc.           1.6           Kohl's Corp.                   1.4
--------------------------------------------------------------------------------
 Travelers Group, Inc.      1.6           Merck & Co., Inc.              1.4
--------------------------------------------------------------------------------
 American Express Co.       1.6           Cardinal Health, Inc.          1.3
--------------------------------------------------------------------------------


2. Includes changes in net asset value per share without deducting any sales charges. Such performance would have been lower if sales charges were taken into account. Past performance is not indicative of future results.

3. Source: Lipper Analytical Services, Inc., 6/30/98. Based on the comparisons between changes in net asset value without considering sales charges, with dividends and capital gains distributions of the Fund's Class A shares reinvested. The Fund's Class A shares were ranked 106 of 668 among growth and income funds for the 1-year period ended 6/30/98.

4. Results of a hypothetical $10,000 investment in Class A shares on June 30, 1993. The S&P 500 Index is a broad-based unmanaged stock index including reinvestment of dividends, and cannot be purchased directly by investors.

5. Portfolio is subject to change. Percentages are as of June 30, 1998 and are based on total market value of investments.


                     5 Oppenheimer Total Return Fund, Inc.

"...our growth-and-value strategy helped enable Fund investors to participate in the equity market's advance..."

An interview with your Fund's managers
--------------------------------------------------------------------------------

How did the Fund perform during the first half of 1998?

Oppenheimer Total Return Fund, Inc. Class A shares performed very well over the six-month period ended June 30, 1998, providing a cumulative total return of 14.84%, without deducting sales charges.(1) Our income-producing holdings provided a cushion for the Fund during periods of market volatility, while our combined growth-and-value strategy helped enable Fund investors to participate in the equity market's rise during the first half of 1998.

How did the market perform during the period?

At the beginning of the year, we anticipated that the equity markets would experience some difficulty as the turmoil in Asia restrained the earnings of companies in the United States and around the world. Some companies did report lower than expected earnings. However, for the most part, the U.S. equity market appeared to shrug off concerns about Asia. The Asian crisis served to hold global interest rates in check by lowering prices for goods, reducing the global demand for money, and heightening the level of caution among central bankers in the West. The benign interest rate environment, together with a seasonally strong first quarter drove the Dow Jones Industrial Average, S&P 500, and other U.S. stock indices sharply higher during the first several months of the year.

How did you manage the Fund in light of these conditions?

We maintained our disciplined approach of selecting stocks of individual companies that met our criteria for growth and value. As such, we emphasized companies that we believed could sustain above average levels of earnings, even in the face of an economic slowdown.


                     6 Oppenheimer Total Return Fund, Inc.

[PHOTO]

Portfolio Management Team (l to r)
John Doney
Bruce Bartlett


We identified several attractive growth opportunities in the consumer cyclical sector, particularly in stocks of retail and specialty retail companies with strong fundamentals, such as Home Depot and Kohl's Corp., a specialty department store chain found primarily in the Midwest and mid-Atlantic regions of the United States. Companies within these sectors are benefiting from an environment of low unemployment, low interest rates and growing wages, all of which have given consumers exceptional buying power. In addition, low interest rates, together with increased housing affordability have led to record levels of new home sales and new home starts. With people buying more homes and spending more money to make them comfortable, companies that specialize in home improvement are growing rapidly. In fact, our holdings in this sector performed well throughout the first half of the year, helping to fuel the Fund's performance.

     Technology is another area of strong growth in which we invested substantially during the period. We sold some of our technology holdings in semiconductor and PC-related businesses, areas that exhibited weakness during the first half of the year. Instead, we found attractive opportunities in the stocks of productivity enhancing software companies. We also invested in several telecommunications equipment companies that focus on increasing the amount of information that can be



1. Includes changes in net asset value per share without deducting any sales charges. Such performance is not annualized and would have been lower if sales charges were taken into account.


                     7 Oppenheimer Total Return Fund, Inc.

"We've been working to identify companies from both a growth and value standpoint..."


An interview with your Fund's managers
--------------------------------------------------------------------------------

transmitted across a telecommunications system. Today's growing volume of voice, video and data transmission is placing tremendous demands on the global communications infrastructure, which is why we believe these companies are growing now, and in our opinion are likely to continue to grow in the future.

How did the Fund's value-oriented investments perform during the period?

The value side of the Fund's portfolio provides a cushion to protect performance when volatility, or a material correction occurs in the market. In the absence of such a correction, our value-oriented holdings tended to underperform the market, for the most part. However, our strategy is not structured to beat the market during every period. Instead, we strive to help reduce risk through diversification. Driven by a disciplined investment approach, the Fund has the potential to perform well in a wide variety of market conditions. Throughout the first six months of 1998, as in times past, we adhered to our objectives and invested in companies with reliable earnings that we believed would outperform the market in the event of a downturn. These holdings continue to help cushion investors from the ups and downs of the market.

What challenges do you see in today's market and how is the Fund responding?

In our opinion, there is a risk that corporate profit growth may slow, in part, due to decreased U.S. exports to Asia, as well as cheaper imports from the region which will compete with domestic goods. Rising wages in a tight U.S. labor market is also a concern. At the same time, we believe that many U.S. stock valuations are at historically high levels, which may make them more vulnerable to earnings disappointments.


                     8 Oppenheimer Total Return Fund, Inc.

"... that we believe will sustain their levels of current earnings growth in a challenging environment."


We believe we have positioned Oppenheimer Total Return Fund, Inc. to perform well in such a slowing economic environment, and to help weather a correction when and if it does occur. We've been working to identify companies from both a growth and value standpoint that will sustain their levels of current earnings growth in a challenging environment. Furthermore, we continue to invest in income-producing securities, including fixed-income instruments, that will help buffer the Fund against the effects of market volatility. In addition to cash and U.S. Treasury securities, we seek stability and current income by investing in convertible securities. While generally less volatile than stocks, the price of a convertible is linked to both interest rates and the value of its underlying company. Convertibles allow us to gain exposure to companies with attractive fundamental characteristics while providing current income and helping to reduce volatility.

What is your outlook for the Fund?

We have positioned the Fund to perform well in the slowing economy that we anticipate for the second half of 1998. But regardless of the direction the economy and markets take, we believe diversification remains the key to an effective, long-term investment strategy. That's why we rigorously maintain our strategy of building the portfolio one company and one investment at a time, and why we believe Oppenheimer Total Return Fund, Inc. remains part of The Right Way to Invest.


                    9  Oppenheimer Total Return Fund, Inc.

================================================================================================================
Statement of Investments  June 30, 1998 (Unaudited)
================================================================================================================

                                                                                                   Market Value
                                                                                   Shares          See Note 1
================================================================================================================
Common Stocks--79.7%
----------------------------------------------------------------------------------------------------------------
Basic Materials--1.8%
----------------------------------------------------------------------------------------------------------------
Chemicals--0.9%
Betzdearborn, Inc.                                                                   230,000      $    9,703,125
----------------------------------------------------------------------------------------------------------------
Goodrich (B.F.) Co.                                                                  267,500          13,274,687
----------------------------------------------------------------------------------------------------------------
International Flavors & Fragrances, Inc.                                             260,000          11,293,750
                                                                                                  --------------
                                                                                                      34,271,562

----------------------------------------------------------------------------------------------------------------
Metals--0.2%
Aluminum Co. of America                                                              100,000           6,593,750

----------------------------------------------------------------------------------------------------------------
Paper--0.7%
Sonoco Products Co.                                                                  330,000           9,982,500
----------------------------------------------------------------------------------------------------------------
Union Camp Corp.                                                                     310,000          15,383,750
                                                                                                  --------------
                                                                                                      25,366,250

----------------------------------------------------------------------------------------------------------------
Consumer Cyclicals--19.7%
----------------------------------------------------------------------------------------------------------------
Autos & Housing--2.1%
AMB Property Corp.                                                                   216,100           5,294,450
----------------------------------------------------------------------------------------------------------------
Arden Realty, Inc.                                                                   247,500           6,404,062
----------------------------------------------------------------------------------------------------------------
Correctional Properties Trust(1)                                                      93,000           1,883,250
----------------------------------------------------------------------------------------------------------------
General Motors Corp.                                                                 100,000           6,681,250
----------------------------------------------------------------------------------------------------------------
Indymac Mortgage Holdings, Inc.                                                      240,000           5,460,000
----------------------------------------------------------------------------------------------------------------
Kilroy Realty Corp.                                                                  204,400           5,110,000
----------------------------------------------------------------------------------------------------------------
Lear Corp.(1)                                                                        271,800          13,946,737
----------------------------------------------------------------------------------------------------------------
Maytag Corp.                                                                         220,000          10,862,500
----------------------------------------------------------------------------------------------------------------
Republic Industries, Inc.(1)                                                       1,000,000          25,000,000
                                                                                                  --------------
                                                                                                      80,642,249

----------------------------------------------------------------------------------------------------------------
Leisure & Entertainment--2.8%
Bob Evans Farms, Inc.                                                                215,000           4,555,312
----------------------------------------------------------------------------------------------------------------
Carnival Corp., Cl. A                                                                610,000          24,171,250
----------------------------------------------------------------------------------------------------------------
Circus Circus Enterprises, Inc.(1)                                                   200,000           3,387,500
----------------------------------------------------------------------------------------------------------------
Hasbro, Inc.                                                                         200,000           7,862,500
----------------------------------------------------------------------------------------------------------------
Landry's Seafood Restaurants, Inc.(1)                                                530,000           9,589,687
----------------------------------------------------------------------------------------------------------------
McDonald's Corp.                                                                     200,000          13,800,000
----------------------------------------------------------------------------------------------------------------
Mirage Resorts, Inc.(1)                                                              300,000           6,393,750
----------------------------------------------------------------------------------------------------------------
Royal Caribbean Cruises Ltd.                                                         208,000          16,536,000
----------------------------------------------------------------------------------------------------------------
Starbucks Corp.(1)                                                                   330,000          17,634,375
                                                                                                  --------------
                                                                                                     103,930,374


                    10 Oppenheimer Total Return Fund, Inc.

================================================================================================================

================================================================================================================

                                                                                                   Market Value
                                                                                   Shares          See Note 1
----------------------------------------------------------------------------------------------------------------
Media--0.7%
R. H. Donnelley Corp.(1)                                                             500,000      $   18,062,500
----------------------------------------------------------------------------------------------------------------
Young & Rubicam, Inc.(1)                                                             307,000           9,824,000
                                                                                                  --------------
                                                                                                      27,886,500

----------------------------------------------------------------------------------------------------------------
Retail: General--6.9%
CVS Corp.                                                                          1,329,364          51,762,111
----------------------------------------------------------------------------------------------------------------
Federated Department Stores, Inc.(1)                                                 300,000          16,143,750
----------------------------------------------------------------------------------------------------------------
Jones Apparel Group, Inc.(1)                                                       1,068,400          39,063,375
----------------------------------------------------------------------------------------------------------------
Kohl's Corp.(1)                                                                      990,000          51,356,250
----------------------------------------------------------------------------------------------------------------
Penney (J.C.) Co., Inc.                                                              250,000          18,078,125
----------------------------------------------------------------------------------------------------------------
Wal-Mart Stores, Inc.                                                                695,000          42,221,250
----------------------------------------------------------------------------------------------------------------
Walgreen Co.                                                                         385,000          15,905,312
----------------------------------------------------------------------------------------------------------------
Warnaco Group, Inc. (The), Cl. A                                                     359,200          15,243,550
----------------------------------------------------------------------------------------------------------------
Wolverine World Wide, Inc.                                                           437,500           9,488,281
                                                                                                  --------------
                                                                                                     259,262,004

----------------------------------------------------------------------------------------------------------------
Retail: Specialty--7.2%
Abercrombie & Fitch Co., Cl. A.(1)                                                   350,000          15,400,000
----------------------------------------------------------------------------------------------------------------
AutoZone, Inc.(1)                                                                    500,000          15,968,750
----------------------------------------------------------------------------------------------------------------
Costco Cos., Inc.(1)                                                                 275,000          17,342,187
----------------------------------------------------------------------------------------------------------------
Ethan Allen Interiors, Inc.                                                          341,600          17,058,650
----------------------------------------------------------------------------------------------------------------
General Nutrition Cos., Inc.                                                         975,000          30,346,875
----------------------------------------------------------------------------------------------------------------
Home Depot, Inc.                                                                     728,500          60,511,031
----------------------------------------------------------------------------------------------------------------
Intimate Brands, Inc., Cl. A                                                         510,000          14,056,875
----------------------------------------------------------------------------------------------------------------
Linens 'N Things, Inc.(1)                                                            505,800          15,458,512
----------------------------------------------------------------------------------------------------------------
Lowe's Cos., Inc.                                                                    650,000          26,365,625
----------------------------------------------------------------------------------------------------------------
OfficeMax, Inc.(1)                                                                 1,100,000          18,150,000
----------------------------------------------------------------------------------------------------------------
Pier 1 Imports, Inc.                                                                 680,000          16,235,000
----------------------------------------------------------------------------------------------------------------
Stage Stores, Inc.(1)                                                                275,000          12,443,750
----------------------------------------------------------------------------------------------------------------
Tiffany & Co.                                                                        245,000          11,760,000
                                                                                                  --------------
                                                                                                     271,097,255

----------------------------------------------------------------------------------------------------------------
Consumer Non-Cyclicals--12.8%
----------------------------------------------------------------------------------------------------------------
Beverages--0.6%
Anheuser-Busch Cos., Inc.                                                            300,000          14,156,250
----------------------------------------------------------------------------------------------------------------
Diageo plc                                                                           581,094           6,913,633
                                                                                                  --------------
                                                                                                      21,069,883


                    11 Oppenheimer Total Return Fund, Inc.

================================================================================================================
Statement of Investments (Unaudited) (Continued)
================================================================================================================

                                                                                                   Market Value
                                                                                   Shares          See Note 1
----------------------------------------------------------------------------------------------------------------
Food--0.7%
Hormel Foods Corp.                                                                   315,000      $   10,887,187
----------------------------------------------------------------------------------------------------------------
Kroger Co.(1)                                                                        200,000           8,575,000
----------------------------------------------------------------------------------------------------------------
Suiza Foods Corp.(1)                                                                  25,000           1,492,187
----------------------------------------------------------------------------------------------------------------
U.S. Foodservice, Inc.(1)                                                            196,900           6,903,806
                                                                                                  --------------
                                                                                                      27,858,180

----------------------------------------------------------------------------------------------------------------
Healthcare/Drugs--4.5%
Abbott Laboratories                                                                  375,000          15,328,125
----------------------------------------------------------------------------------------------------------------
American Home Products Corp.                                                         600,000          31,050,000
----------------------------------------------------------------------------------------------------------------
Bristol-Myers Squibb Co.                                                             335,000          38,504,062
----------------------------------------------------------------------------------------------------------------
Merck & Co., Inc.                                                                    380,000          50,825,000
----------------------------------------------------------------------------------------------------------------
Mylan Laboratories, Inc.                                                             300,000           9,018,750
----------------------------------------------------------------------------------------------------------------
Pfizer, Inc.                                                                         120,000          13,042,500
----------------------------------------------------------------------------------------------------------------
Pharmacia & Upjohn, Inc.                                                             250,000          11,531,250
                                                                                                  --------------
                                                                                                     169,299,687

----------------------------------------------------------------------------------------------------------------
Healthcare/Supplies & Services--4.8%
Bausch & Lomb, Inc.                                                                  200,000          10,025,000
----------------------------------------------------------------------------------------------------------------
Cardinal Health, Inc.                                                                531,600          49,837,500
----------------------------------------------------------------------------------------------------------------
Guidant Corp.                                                                        269,200          19,197,325
----------------------------------------------------------------------------------------------------------------
HEALTHSOUTH Corp.(1)                                                               2,375,248          63,389,431
----------------------------------------------------------------------------------------------------------------
Hillenbrand Industries, Inc.                                                          10,000             600,000
----------------------------------------------------------------------------------------------------------------
Lynx Therapeutics, Inc. (New)(1)(2)                                                   15,390             144,281
----------------------------------------------------------------------------------------------------------------
McKesson Corp.                                                                       250,000          20,312,500
----------------------------------------------------------------------------------------------------------------
Omnicare, Inc.                                                                       160,000           6,100,000
----------------------------------------------------------------------------------------------------------------
Orthodontic Centers of America, Inc.(1)                                              526,400          11,021,500
                                                                                                  --------------
                                                                                                     180,627,537

----------------------------------------------------------------------------------------------------------------
Household Goods--1.1%
Avon Products, Inc.                                                                  250,000          19,375,000
----------------------------------------------------------------------------------------------------------------
Newell Co.                                                                           400,000          19,925,000
----------------------------------------------------------------------------------------------------------------
Tupperware Corp.                                                                     125,000           3,515,625
                                                                                                  --------------
                                                                                                      42,815,625

----------------------------------------------------------------------------------------------------------------
Tobacco--1.1%
Philip Morris Cos., Inc.                                                             885,000          34,846,875
----------------------------------------------------------------------------------------------------------------
RJR Nabisco Holdings Corp.                                                           300,000           7,125,000
                                                                                                  --------------
                                                                                                      41,971,875


                    12 Oppenheimer Total Return Fund, Inc.

================================================================================================================

================================================================================================================

                                                                                                   Market Value
                                                                                   Shares          See Note 1
----------------------------------------------------------------------------------------------------------------
Energy--3.2%
----------------------------------------------------------------------------------------------------------------
Energy Services & Producers--1.1%
Halliburton Co.                                                                      410,000      $   18,270,625
----------------------------------------------------------------------------------------------------------------
Nabors Industries, Inc.(1)                                                           100,000           1,981,250
----------------------------------------------------------------------------------------------------------------
Schlumberger Ltd.                                                                    253,600          17,324,050
----------------------------------------------------------------------------------------------------------------
Stolt Comex Seaway SA(1)                                                             153,600           2,976,000
----------------------------------------------------------------------------------------------------------------
Stolt Comex Seaway SA, ADR(1)                                                         76,800           1,344,000
                                                                                                  --------------
                                                                                                      41,895,925

----------------------------------------------------------------------------------------------------------------
Oil-Integrated--2.1%
British Petroleum Co. plc, ADR                                                        72,800           6,424,600
----------------------------------------------------------------------------------------------------------------
Enron Corp.                                                                          325,000          17,570,312
----------------------------------------------------------------------------------------------------------------
Exxon Corp.                                                                          175,000          12,479,688
----------------------------------------------------------------------------------------------------------------
Mobil Corp.                                                                          200,000          15,325,000
----------------------------------------------------------------------------------------------------------------
Unocal Corp.                                                                         150,000           5,362,500
----------------------------------------------------------------------------------------------------------------
USX-Marathon Group                                                                   575,000          19,729,688
                                                                                                  --------------
                                                                                                      76,891,788

----------------------------------------------------------------------------------------------------------------
Financial--20.1%
----------------------------------------------------------------------------------------------------------------
Banks--7.8%
Banc One Corp.                                                                       330,000          18,418,125
----------------------------------------------------------------------------------------------------------------
BankAmerica Corp.                                                                    250,000          21,609,375
----------------------------------------------------------------------------------------------------------------
Chase Manhattan Corp. (New)                                                          350,000          26,425,000
----------------------------------------------------------------------------------------------------------------
Citicorp                                                                             100,000          14,925,000
----------------------------------------------------------------------------------------------------------------
East-West Bank(1)(2)                                                               1,000,000          10,000,000
----------------------------------------------------------------------------------------------------------------
First Tennessee National Corp.                                                       427,000          13,477,188
----------------------------------------------------------------------------------------------------------------
First Union Corp.                                                                    613,000          35,707,250
----------------------------------------------------------------------------------------------------------------
Fleet Financial Group, Inc.                                                          160,000          13,360,000
----------------------------------------------------------------------------------------------------------------
Local Financial Corp.(1)                                                             400,000           5,200,000
----------------------------------------------------------------------------------------------------------------
National City Corp.                                                                  360,000          25,560,000
----------------------------------------------------------------------------------------------------------------
NationsBank Corp.                                                                    300,000          22,950,000
----------------------------------------------------------------------------------------------------------------
PNC Bank Corp.                                                                       270,000          14,529,375
----------------------------------------------------------------------------------------------------------------
Summit Bancorp                                                                       810,000          38,475,000
----------------------------------------------------------------------------------------------------------------
U.S. Bancorp                                                                         525,000          22,575,000
----------------------------------------------------------------------------------------------------------------
Washington Mutual, Inc.                                                              200,000           8,687,500
                                                                                                  --------------
                                                                                                     291,898,813


                    13 Oppenheimer Total Return Fund, Inc.

================================================================================================================
Statement of Investments (Unaudited) (Continued)
================================================================================================================

                                                                                                   Market Value
                                                                                   Shares          See Note 1
----------------------------------------------------------------------------------------------------------------
Diversified Financial--8.7%
American Express Co.                                                                 510,000      $   58,140,000
----------------------------------------------------------------------------------------------------------------
Anthracitr Mortgage Capital, Inc.(1)                                                 400,000           5,550,000
----------------------------------------------------------------------------------------------------------------
Associates First Capital Corp., Cl. A                                                309,000          23,754,375
----------------------------------------------------------------------------------------------------------------
Beneficial Corp.                                                                     150,000          22,978,125
----------------------------------------------------------------------------------------------------------------
Countrywide Credit Industries, Inc.                                                  250,000          12,687,500
----------------------------------------------------------------------------------------------------------------
Freddie Mac                                                                          880,000          41,415,000
----------------------------------------------------------------------------------------------------------------
Health Care Property Investors, Inc.                                                 101,000           3,642,313
----------------------------------------------------------------------------------------------------------------
Household International, Inc.                                                        880,500          43,804,875
----------------------------------------------------------------------------------------------------------------
Imperial Credit Commercial Mortgage Investment Corp.                                 500,000           6,531,250
----------------------------------------------------------------------------------------------------------------
MBNA Corp.                                                                           109,625           3,617,625
----------------------------------------------------------------------------------------------------------------
Morgan Stanley Dean Witter & Co.                                                     375,000          34,265,625
----------------------------------------------------------------------------------------------------------------
Schwab (Charles) Corp.                                                               318,800          10,361,000
----------------------------------------------------------------------------------------------------------------
Travelers Group, Inc.                                                                994,007          60,261,705
                                                                                                  --------------
                                                                                                     327,009,393

----------------------------------------------------------------------------------------------------------------
Insurance--3.5%
Allstate Corp.                                                                       215,000          19,685,938
----------------------------------------------------------------------------------------------------------------
American General Corp.                                                               300,000          21,356,250
----------------------------------------------------------------------------------------------------------------
Chubb Corp.                                                                          190,000          15,271,250
----------------------------------------------------------------------------------------------------------------
Hartford Financial Services Group, Inc.                                              200,000          22,875,000
----------------------------------------------------------------------------------------------------------------
NAC Re Corp.                                                                         161,700           8,630,738
----------------------------------------------------------------------------------------------------------------
St. Paul Cos., Inc.                                                                  300,000          12,618,750
----------------------------------------------------------------------------------------------------------------
SunAmerica, Inc.                                                                     532,500          30,585,469
                                                                                                  --------------
                                                                                                     131,023,395

----------------------------------------------------------------------------------------------------------------
Real Estate Investment Trusts--0.1%
Avalon Bay Communities, Inc.                                                          50,000           1,900,000
----------------------------------------------------------------------------------------------------------------
Industrial--6.5%
----------------------------------------------------------------------------------------------------------------
Electrical Equipment--0.6%
AMP, Inc.                                                                            425,000          14,609,375
----------------------------------------------------------------------------------------------------------------
Honeywell, Inc.                                                                      100,000           8,356,250
                                                                                                  --------------
                                                                                                      22,965,625

----------------------------------------------------------------------------------------------------------------
Industrial Materials--0.4%
Owens-Illinois, Inc.(1)                                                              100,000           4,475,000
----------------------------------------------------------------------------------------------------------------
Sherwin-Williams Co.                                                                 302,200          10,010,375
                                                                                                  --------------
                                                                                                      14,485,375


                    14 Oppenheimer Total Return Fund, Inc.

================================================================================================================

================================================================================================================

                                                                                                   Market Value
                                                                                   Shares          See Note 1
----------------------------------------------------------------------------------------------------------------
Industrial Services--2.3%
Allied Waste Industries, Inc.(1)                                                     615,000      $   14,760,000
----------------------------------------------------------------------------------------------------------------
American Disposal Services, Inc.(1)                                                  312,600          14,653,125
----------------------------------------------------------------------------------------------------------------
Central Parking Corp.                                                                 83,300           3,790,150
----------------------------------------------------------------------------------------------------------------
Donnelley (R.R.) & Sons Co.                                                          375,000          17,156,250
----------------------------------------------------------------------------------------------------------------
ServiceMaster Co. (The)                                                              468,100          17,817,056
----------------------------------------------------------------------------------------------------------------
USA Waste Services, Inc.(1)                                                          359,250          17,737,969
                                                                                                  --------------
                                                                                                      85,914,550

----------------------------------------------------------------------------------------------------------------
Manufacturing--3.0%
American Standard Cos., Inc.(1)                                                      285,300          12,749,344
----------------------------------------------------------------------------------------------------------------
Tenneco, Inc. (New)                                                                  300,000          11,418,750
----------------------------------------------------------------------------------------------------------------
Tyco International Ltd.                                                            1,410,000          88,830,000
                                                                                                  --------------
                                                                                                     112,998,094

----------------------------------------------------------------------------------------------------------------
Transportation--0.2%
Kansas City Southern Industries, Inc.                                                150,000           7,443,750
----------------------------------------------------------------------------------------------------------------
Technology--9.8%
----------------------------------------------------------------------------------------------------------------
Aerospace/Defense--0.6%
Precision Castparts Corp.                                                            436,300          23,287,513
----------------------------------------------------------------------------------------------------------------
Raytheon Co., Cl. A                                                                   12,754             734,949
                                                                                                  --------------
                                                                                                      24,022,462

----------------------------------------------------------------------------------------------------------------
Computer Hardware--2.4%
Dell Computer Corp.(1)                                                               560,000          51,975,000
----------------------------------------------------------------------------------------------------------------
EMC Corp.(1)                                                                         360,000          16,132,500
----------------------------------------------------------------------------------------------------------------
Hewlett-Packard Co.                                                                  110,000           6,586,250
----------------------------------------------------------------------------------------------------------------
International Business Machines Corp.                                                145,000          16,647,813
                                                                                                  --------------
                                                                                                      91,341,563

----------------------------------------------------------------------------------------------------------------
Computer Software/Services--3.3%
BMC Software, Inc.(1)                                                                700,000          36,356,250
----------------------------------------------------------------------------------------------------------------
CBT Group Public Ltd. Co., Sponsored ADR(1)                                          333,000          17,815,500
----------------------------------------------------------------------------------------------------------------
Compuware Corp.(1)                                                                   530,000          27,096,250
----------------------------------------------------------------------------------------------------------------
HBO & Co.                                                                            270,000           9,517,500
----------------------------------------------------------------------------------------------------------------
J.D. Edwards & Co.(1)                                                                130,500           5,603,344
----------------------------------------------------------------------------------------------------------------
Microsoft Corp.(1)                                                                   149,200          16,169,550
----------------------------------------------------------------------------------------------------------------
Peoplesoft, Inc.(1)                                                                  180,000           8,460,000
----------------------------------------------------------------------------------------------------------------
Visio Corp.(1)                                                                        50,000           2,387,500
                                                                                                  --------------
                                                                                                     123,405,894


                    15 Oppenheimer Total Return Fund, Inc.

================================================================================================================
Statement of Investments (Unaudited) (Continued)
================================================================================================================

                                                                                                   Market Value
                                                                                   Shares          See Note 1
----------------------------------------------------------------------------------------------------------------
Electronics--0.4%
Photronics, Inc.(1)                                                                  314,400      $    6,936,450
----------------------------------------------------------------------------------------------------------------
Thermo Electron Corp.(1)                                                             190,476           6,511,898
                                                                                                  --------------
                                                                                                      13,448,348

----------------------------------------------------------------------------------------------------------------
Telecommunications-Technology--3.1%
Airtouch Communications, Inc.(1)                                                     325,000          18,992,188
----------------------------------------------------------------------------------------------------------------
CIENA Corp.(1)                                                                       280,000          19,495,000
----------------------------------------------------------------------------------------------------------------
Cisco Systems, Inc.                                                                  268,000          24,672,750
----------------------------------------------------------------------------------------------------------------
Lucent Technologies, Inc.                                                            100,000           8,318,750
----------------------------------------------------------------------------------------------------------------
Nextel Communications, Inc., Cl. A(1)                                                250,000           6,218,750
----------------------------------------------------------------------------------------------------------------
Northern Telecom Ltd.                                                                150,000           8,512,500
----------------------------------------------------------------------------------------------------------------
Uniphase Corp.(1)                                                                    450,000          28,251,563
                                                                                                  --------------
                                                                                                     114,461,501

----------------------------------------------------------------------------------------------------------------
Utilities--5.8%
----------------------------------------------------------------------------------------------------------------
Electric Utilities--2.4%
Allegheny Energy, Inc.                                                               210,000           6,326,250
----------------------------------------------------------------------------------------------------------------
BEC Energy                                                                           225,000           9,337,500
----------------------------------------------------------------------------------------------------------------
Carolina Power & Light Co.                                                           110,000           4,771,250
----------------------------------------------------------------------------------------------------------------
CINergy Corp.                                                                        134,800           4,718,000
----------------------------------------------------------------------------------------------------------------
Edison International                                                                 375,000          11,085,938
----------------------------------------------------------------------------------------------------------------
FPL Group, Inc.                                                                      110,000           6,930,000
----------------------------------------------------------------------------------------------------------------
Illinova Corp.                                                                       200,000           6,000,000
----------------------------------------------------------------------------------------------------------------
New Century Energies, Inc.                                                           310,000          14,085,625
----------------------------------------------------------------------------------------------------------------
Southern Co.                                                                         298,500           8,264,719
----------------------------------------------------------------------------------------------------------------
Texas Utilities Co.                                                                  200,000           8,325,000
----------------------------------------------------------------------------------------------------------------
Unicom Corp.                                                                         300,000          10,518,750
                                                                                                  --------------
                                                                                                      90,363,032

----------------------------------------------------------------------------------------------------------------
Telephone Utilities--3.4%
Bell Atlantic Corp.                                                                  896,800          40,916,500
----------------------------------------------------------------------------------------------------------------
GTE Corp.                                                                            500,000          27,812,500
----------------------------------------------------------------------------------------------------------------
Qwest Communications International, Inc.(1)                                          268,203           9,353,580
----------------------------------------------------------------------------------------------------------------
SBC Communications, Inc.                                                             600,000          24,000,000
----------------------------------------------------------------------------------------------------------------
WorldCom, Inc.(1)                                                                    512,800          24,838,750
                                                                                                  --------------
                                                                                                     126,921,330
                                                                                                  --------------
Total Common Stocks (Cost $1,950,377,194)                                                          2,991,083,569


                    16 Oppenheimer Total Return Fund, Inc.

================================================================================================================

================================================================================================================

                                                                                                   Market Value
                                                                                   Shares          See Note 1
================================================================================================================
Preferred Stocks--2.9%
----------------------------------------------------------------------------------------------------------------
Airtouch Communications, Inc.,
4.25% Cv. Cum., Series C, Non-Vtg.                                                   110,000      $    9,075,000
----------------------------------------------------------------------------------------------------------------
Big Flower Press Holdings, Inc., $3.00 Cv. Preferred Stock(3)                        100,000           6,050,000
----------------------------------------------------------------------------------------------------------------
Dollar General Corp., 8.50% Cv. Preferred Stock                                      271,100          10,657,619
----------------------------------------------------------------------------------------------------------------
Microsoft Corp., $2.196 Cv., Series A                                                205,000          19,475,000
----------------------------------------------------------------------------------------------------------------
Newell Financial Trust I, 5.25% Cv. Preferred Stock(3)                               163,000           9,515,125
----------------------------------------------------------------------------------------------------------------
NEXTLINK Communications, Inc., 6.50% Cv. Preferred Stock(3)                           80,000           3,940,000
----------------------------------------------------------------------------------------------------------------
Owens-Illinois, Inc., 4.75% Cv. Preferred Stock                                      157,200           8,194,050
----------------------------------------------------------------------------------------------------------------
St. George Bank, ADR, $1.35 Cv. Structured Yield Product
Exchangeable for Common Stock of St. George Bank, ADR(2)                              76,000           3,648,000
----------------------------------------------------------------------------------------------------------------
Suiza Capital Trust II/Suiza Foods Corp.,
5.50% Cv. Preferred Stock(3)                                                         170,000           8,500,000
----------------------------------------------------------------------------------------------------------------
TCI Communications, Inc., $2.125 Cv. Cum., Series A                                  100,000           8,075,000
----------------------------------------------------------------------------------------------------------------
TCI Pacific Communications, Inc.,
5% Cv. Cum. Sr. Preferred, Cl. A                                                      50,000          10,547,656
----------------------------------------------------------------------------------------------------------------
Union Pacific Capital Trust, 6.25% Cv. Preferred Stock(3)                             87,600           4,040,550
----------------------------------------------------------------------------------------------------------------
WinStar Communications, Inc., 7% Cv. Preferred Stock(3)                              115,000           6,253,125
                                                                                                  --------------
Total Preferred Stocks (Cost $88,645,831)                                                            107,971,125

================================================================================================================
Other Securities--1.7%
----------------------------------------------------------------------------------------------------------------
Central Parking Finance Trust, 5.25% Cv. Preferred Stock(3)                          105,000           2,625,000
----------------------------------------------------------------------------------------------------------------
Cooper Industries, Inc., 6% Debt Exchangeable Nts.
for Common Stock of Wyman-Gordon Co., 1/1/99                                         365,000           6,433,125
----------------------------------------------------------------------------------------------------------------
Houston Industries, Inc., 7% Automatic Common
Exchange Securities, Exchangeable for Time Warner, Inc.
Common Stock, 7/1/00                                                                 211,000          15,719,500
----------------------------------------------------------------------------------------------------------------
Merrill Lynch & Co., Inc., 6.25% Structured Yield
Product Exchangeable for Stock of IMC Global, Inc.                                    90,900           2,863,350
----------------------------------------------------------------------------------------------------------------
Merrill Lynch & Co., Inc., 7.25% Structured Yield Product
Exchangeable for Common Stock of SunAmerica, Inc., 6/15/99                            75,000          5,437,500
----------------------------------------------------------------------------------------------------------------
Premier Parks, Inc., 7.50% Cv. Preferred Stock                                       464,000          29,464,000
                                                                                                  --------------
Total Other Securities (Cost $50,791,948)                                                             62,542,475

                                                                                    Units
================================================================================================================
Rights, Warrants and Certificates--0.0%
----------------------------------------------------------------------------------------------------------------
American Satellite Network, Inc. Wts., Exp. 6/99                                     100,000                  --
----------------------------------------------------------------------------------------------------------------
Iwerks Entertainment, Inc. Wts., Exp. 7/99                                            48,379                  --
                                                                                                  --------------
Total Rights, Warrants and Certificates (Cost $0)                                                             --


                    17 Oppenheimer Total Return Fund, Inc.

================================================================================================================
Statement of Investments (Unaudited) (Continued)
================================================================================================================

                                                                                 Face              Market Value
                                                                                 Amount(1)         See Note 1
================================================================================================================
U.S. Government Obligations--9.0%
----------------------------------------------------------------------------------------------------------------
U.S. Treasury Bonds, 6.625%, 2/15/27                                            $ 51,350,000      $   58,025,551
----------------------------------------------------------------------------------------------------------------
U.S. Treasury Bonds, STRIPS, 6.92%, 11/15/18(4)                                  108,000,000          33,828,840
----------------------------------------------------------------------------------------------------------------
U.S. Treasury Bonds, STRIPS, 6.02%, 2/15/20(4)                                   200,000,000          58,332,400
----------------------------------------------------------------------------------------------------------------
U.S. Treasury Bonds, STRIPS, 6.51%, 8/15/19(4)                                   336,000,000         100,828,560
----------------------------------------------------------------------------------------------------------------
U.S. Treasury Nts., 6.25%, 2/15/07                                                31,200,000          32,691,766
----------------------------------------------------------------------------------------------------------------
U.S. Treasury Nts., 6.25%, 3/31/99                                                10,000,000          10,059,380
----------------------------------------------------------------------------------------------------------------
U.S. Treasury Nts., 6.625%, 3/31/02                                               30,050,000          31,129,937
----------------------------------------------------------------------------------------------------------------
U.S. Treasury Nts., 7.75%, 11/30/99                                               10,000,000          10,300,010
----------------------------------------------------------------------------------------------------------------
U.S. Treasury Nts., 7.75%, 12/31/99                                                5,000,000           5,157,815
                                                                                                  --------------
Total U.S. Government Obligations (Cost $304,370,110)                                                340,354,259

================================================================================================================
Non-Convertible Corporate Bonds and Notes--0.0%
----------------------------------------------------------------------------------------------------------------
Dresdner Finance BV, 5.50% Gtd. Nts., 4/30/04(DEM) (Cost $279,377)                   417,000             440,574

================================================================================================================
Convertible Corporate Bonds and Notes--3.4%
----------------------------------------------------------------------------------------------------------------
Affiliated Computer Services, Inc., 4% Cv. Sub. Nts., 3/15/05(3)                   5,000,000           5,468,750
----------------------------------------------------------------------------------------------------------------
American Retirement Corp., 5.75% Cv. Sub. Debs., 10/1/02                           3,220,000           3,059,000
----------------------------------------------------------------------------------------------------------------
Atria Communities, Inc., 5% Cv. Sub. Nts., 10/15/02(3)                             3,950,000           3,880,875
----------------------------------------------------------------------------------------------------------------
Concentra Managed Care, Inc., 4.50% Cv. Sub. Nts., 3/15/03(3)                      8,500,000           7,671,250
----------------------------------------------------------------------------------------------------------------
Corestaff, Inc., 2.94% Cv. Sub. Nts., 8/15/04                                      5,000,000           4,843,750
----------------------------------------------------------------------------------------------------------------
EMC Corp., 3.25% Cv. Sub. Nts., 3/15/02(3)                                         5,000,000          10,318,750
----------------------------------------------------------------------------------------------------------------
HealthSouth Corp., 3.25% Cv. Sub. Nts., 4/1/03(3)                                 10,000,000           9,987,500
----------------------------------------------------------------------------------------------------------------
Home Depot, Inc., 3.25% Cv. Sub. Nts., 10/1/01                                    18,600,000          34,735,500
----------------------------------------------------------------------------------------------------------------
IRSA Inversiones y Representaciones SA, 4.50%
Puttable & Redeemable Cv. Knockout Securities, 8/2/03(3)                           7,758,000           8,519,254
----------------------------------------------------------------------------------------------------------------
Level One Communications, Inc., 4% Cv. Sub. Nts., 9/1/04(3)                        3,500,000           3,933,125
----------------------------------------------------------------------------------------------------------------
Offshore Logistics, Inc., 6% Cv. Sub. Nts., 12/15/03(3)                            5,000,000           5,250,000
----------------------------------------------------------------------------------------------------------------
Pier 1 Imports, Inc., 5.75% Cv. Sub. Nts., 10/1/03                                 3,300,000           6,496,875
----------------------------------------------------------------------------------------------------------------
Sanifill, Inc., 5% Cv. Sub. Debs., 3/1/06                                          2,000,000           3,565,000
----------------------------------------------------------------------------------------------------------------
Scandinavian Broadcasting System SA,
7.25% Cv. Sub. Debs., 8/1/05                                                       3,000,000           3,262,500
----------------------------------------------------------------------------------------------------------------
Sunrise Assisted Living, Inc., 5.50% Cv. Nts., 6/15/02(3)                          3,409,000           3,681,720
----------------------------------------------------------------------------------------------------------------
Thermo Electron Corp., 4.25% Cv. Sub. Nts., 1/1/03(3)                              1,500,000           1,603,125
----------------------------------------------------------------------------------------------------------------
Tower Automotive, Inc., 5% Cv. Sub. Nts., 8/1/04(3)                                3,340,000           3,477,775
----------------------------------------------------------------------------------------------------------------
United Waste Systems, Inc., 4.50% Cv. Sub. Nts., 6/1/01                            4,333,000           7,284,856
                                                                                                  --------------
Total Convertible Corporate Bonds and Notes (Cost $101,795,566)                                      127,039,605


                    18 Oppenheimer Total Return Fund, Inc.

================================================================================================================

================================================================================================================

                                                                                 Face              Market Value
                                                                                 Amount(1)         See Note 1
================================================================================================================
Repurchase Agreements--2.5%
----------------------------------------------------------------------------------------------------------------
Repurchase agreement with Salomon Smith Barney Holdings,
Inc., 5.90% dated 6/30/98, to be repurchased at $95,715,684 on
7/1/98, collateralized by U.S. Treasury Bonds, 8.75%-10.625%,
2/15/15-2/15/19, with a value of $98,244,538 (Cost $95,700,000)                 $ 95,700,000      $   95,700,000

----------------------------------------------------------------------------------------------------------------
Total Investments, at Value (Cost $2,591,960,026)                                       99.2%      3,725,131,607
----------------------------------------------------------------------------------------------------------------
Other Assets Net of Liabilities                                                          0.8          29,412,037
                                                                                ------------      --------------
Net Assets                                                                             100.0%     $3,754,543,644
                                                                                ============      ==============

Face amount is reported in U.S. Dollars, except for those denoted in the following currency:

DEM--German Mark

1. Non-income producing security.

2. Identifies issues considered to be illiquid or restricted--See Note 6 of Notes to Financial Statements.

3. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Directors. These securities amount to $104,715,924 or 2.79% of the Fund's net assets as of June 30, 1998.

4. For zero coupon bonds, the interest rate shown is the effective yield on the date of purchase.

See accompanying Notes to Financial Statements.




                    19 Oppenheimer Total Return Fund, Inc.

========================================================================================
Statement of Assets and Liabilities  June 30, 1998 (Unaudited)
========================================================================================

========================================================================================
Assets
Investments, at value (cost $2,591,960,026)--see accompanying statement   $3,725,131,607
----------------------------------------------------------------------------------------
Cash                                                                             356,271
----------------------------------------------------------------------------------------
Receivables:
Investments sold                                                              28,629,815
Interest, dividends and principal paydowns                                     8,010,443
Shares of capital stock sold                                                   2,468,169
----------------------------------------------------------------------------------------
Other                                                                             88,951
                                                                          --------------
Total assets                                                               3,764,685,256


========================================================================================
Liabilities
Payables and other liabilities:
Investments purchased                                                          4,162,230
Shares of capital stock redeemed                                               2,640,965
Distribution and service plan fees                                             1,821,222
Transfer and shareholder servicing agent fees                                    838,909
Shareholder reports                                                              347,082
Custodian fees                                                                    24,845
Other                                                                            306,359
                                                                          --------------
Total liabilities                                                             10,141,612

========================================================================================
Net Assets                                                                $3,754,543,644
                                                                          ==============

========================================================================================
Composition of Net Assets
Par value of shares of capital stock                                      $   29,957,381
----------------------------------------------------------------------------------------
Additional paid-in capital                                                 2,467,703,022
----------------------------------------------------------------------------------------
Undistributed net investment income                                            4,669,502
----------------------------------------------------------------------------------------
Accumulated net realized gain on investments and
foreign currency transactions                                                119,042,188
----------------------------------------------------------------------------------------
Net unrealized appreciation on investments and translation of
assets and liabilities denominated in foreign currencies                   1,133,171,551
                                                                          --------------
Net assets                                                                $3,754,543,644
                                                                          ==============


                    20 Oppenheimer Total Return Fund, Inc.

===================================================================================================================

===================================================================================================================

===================================================================================================================
Net Asset Value Per Share

Class A Shares:
Net asset value and redemption price per share (based on net assets
of $2,522,670,363 and 200,668,706 shares of capital stock outstanding)                                       $12.57
Maximum offering price per share (net asset value plus sales charge
of 5.75% of offering price)                                                                                  $13.34
-------------------------------------------------------------------------------------------------------------------
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $1,147,122,213
and 92,136,304 shares of capital stock outstanding)                                                          $12.45

-------------------------------------------------------------------------------------------------------------------
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $49,126,490
and 3,937,091 shares of capital stock outstanding)                                                           $12.48

-------------------------------------------------------------------------------------------------------------------
Class Y Shares:
Net asset value, redemption price and offering price per share (based on
net assets of $35,624,578 and 2,831,711 shares of capital stock outstanding)                                 $12.58

See accompanying Notes to Financial Statements.


                    21 Oppenheimer Total Return Fund, Inc.

=======================================================================================
Statement of Operations For the Six Months Ended June 30, 1998 (Unaudited)
=======================================================================================

=======================================================================================
Investment Income
Dividends (net of foreign withholding taxes of $31,437)                   $  19,607,822
---------------------------------------------------------------------------------------
Interest (net of foreign withholding taxes of $29,243)                       17,771,558
                                                                          -------------
Total income                                                                 37,379,380

=======================================================================================
Expenses
Management fees--Note 4                                                       9,146,957
---------------------------------------------------------------------------------------
Distribution and service plan fees--Note 4:
Class A                                                                       2,229,120
Class B                                                                       5,304,977
Class C                                                                         213,337
---------------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees--Note 4:
Class A                                                                       1,407,987
Class B                                                                         629,157
Class C                                                                          25,268
Class Y                                                                          15,014
---------------------------------------------------------------------------------------
Shareholder reports                                                             333,886
---------------------------------------------------------------------------------------
Registration and filing fees:
Class A                                                                          35,276
Class B                                                                          20,531
Class C                                                                           2,625
Class Y                                                                           1,850
---------------------------------------------------------------------------------------
Custodian fees and expenses                                                      43,795
---------------------------------------------------------------------------------------
Legal, auditing and other professional fees                                      43,266
---------------------------------------------------------------------------------------
Directors' fees and expenses                                                     32,796
---------------------------------------------------------------------------------------
Insurance expenses                                                               14,559
---------------------------------------------------------------------------------------
Other                                                                            24,376
                                                                          -------------
Total expenses                                                               19,524,777


=======================================================================================
Net Investment Income                                                        17,854,603
=======================================================================================
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments (including premiums on options exercised)                       106,297,871
Closing and expiration of option contracts written--Note 5                      348,126
Foreign currency transactions                                                (1,464,480)
                                                                          -------------
Net realized gain                                                           105,181,517
---------------------------------------------------------------------------------------
Net change in unrealized appreciation on:
Investments                                                                 359,282,056
Translation of assets and liabilities denominated in foreign currencies       1,555,306
                                                                          -------------
Net change                                                                  360,837,362
                                                                          -------------
Net realized and unrealized gain                                            466,018,879


=======================================================================================
Net Increase in Net Assets Resulting from Operations                      $ 483,873,482
                                                                          =============


                    22 Oppenheimer Total Return Fund, Inc.

==============================================================================================================
Statements of Changes in Net Assets
==============================================================================================================

                                                                           Six Months Ended    Year Ended
                                                                           June 30, 1998       December 31,
                                                                           (Unaudited)         1997
==============================================================================================================
Operations
Net investment income                                                       $    17,854,603    $    35,274,289
--------------------------------------------------------------------------------------------------------------
Net realized gain                                                               105,181,517        344,889,410
--------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation                           360,837,362        324,212,131
                                                                            ---------------    ---------------
Net increase in net assets resulting from operations                            483,873,482        704,375,830

==============================================================================================================
Dividends and Distributions to Shareholders
Dividends from net investment
income:
Class A                                                                         (12,139,457)       (25,899,439)
Class B                                                                          (1,274,279)        (4,145,345)
Class C                                                                             (49,203)          (125,521)
Class Y                                                                            (182,919)          (304,885)
--------------------------------------------------------------------------------------------------------------
Distributions from net realized gain:
Class A                                                                                  --       (233,156,326)
Class B                                                                                  --       (103,661,283)
Class C                                                                                  --         (3,743,308)
Class Y                                                                                  --         (2,706,730)

==============================================================================================================
Capital Stock Transactions
Net increase (decrease) in net assets resulting from capital stock transactions--Note 2:
Class A                                                                         (33,239,864)       179,892,536
Class B                                                                          18,455,638        136,818,203
Class C                                                                           6,861,370         16,813,077
Class Y                                                                           4,719,122          6,041,378

==============================================================================================================
Net Assets
Total increase                                                                  467,023,890        670,198,187
--------------------------------------------------------------------------------------------------------------
Beginning of period                                                           3,287,519,754      2,617,321,567
                                                                            ---------------    ---------------
End of period (including undistributed net investment
income of $4,669,502 and $460,757, respectively)                            $ 3,754,543,644    $ 3,287,519,754
                                                                            ===============    ===============

See accompanying Notes to Financial Statements.


                    23 Oppenheimer Total Return Fund, Inc.

================================================================================
Financial Highlights
================================================================================

                                                  Class A
                                                  -----------------------------------------------------------------
                                                  Six Months
                                                  Ended
                                                  June 30,
                                                  1998              Year Ended December 31,
                                                  (Unaudited)       1997              1996              1995
======================================================================================================================
Per Share Operating Data
Net asset value, beginning of period                  $11.00                $9.77             $9.35             $7.80
----------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                    .07                  .16               .20               .23
Net realized and unrealized gain (loss)                 1.56                 2.49              1.63              2.09
                                                      ------               ------             -----             -----
Total income (loss) from investment
operations                                              1.63                 2.65              1.83              2.32

----------------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income                    (.06)                (.14)             (.20)             (.22)
Distributions from net realized gain                      --                (1.28)            (1.21)             (.55)
                                                      ------               ------             -----             -----
Total dividends and distributions
to shareholders                                         (.06)               (1.42)            (1.41)             (.77)
----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                        $12.57               $11.00             $9.77             $9.35
                                                      ======               ======             =====             =====

======================================================================================================================
Total Return, at Net Asset Value(4)                    14.84%               27.39%            19.73%            30.12%

======================================================================================================================
Ratios/Supplemental Data
Net assets, end of period (in thousands)          $2,522,670           $2,237,603        $1,826,599        $1,550,710
----------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                 $2,395,069           $2,045,166        $1,684,726        $1,394,245
----------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                                   1.27%(5)             1.43%             1.96%             2.53%
Expenses                                                0.86%(5)             0.89%             0.90%             0.92%
----------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(6)                              17.9%                91.7%            117.5%             84.8%


1. For the period from June 1, 1994 (inception of offering) to December 31,
1994.

2. For the period from August 29, 1995 (inception of offering) to December 31, 1995.

3. For the period from May 3, 1993 (inception of offering) to December 31,
1993.

4. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.


                    24 Oppenheimer Total Return Fund, Inc.

====================================================================================================================================

====================================================================================================================================

Class A                            Class B
---------------------------        -------------------------------------------------------------------------------------------------
                                   Six Months
                                   Ended
                                   June 30,
Year Ended December 31             1998              Year Ended December 31,
1994              1993             (Unaudited)       1997              1996              1995           1994            1993(3)
====================================================================================================================================
     $8.69            $7.84            $10.89              $9.70           $9.29           $7.76           $8.66           $8.29
------------------------------------------------------------------------------------------------------------------------------------

       .23              .18               .03                .07             .12             .15             .17             .09
      (.91)            1.45              1.54               2.45            1.62            2.08            (.91)            .97
     -----            -----            ------             ------           -----           -----           -----           -----

      (.68)            1.63              1.57               2.52            1.74            2.23            (.74)           1.12

------------------------------------------------------------------------------------------------------------------------------------
      (.21)            (.20)             (.01)              (.05)           (.12)           (.15)           (.16)           (.11)
        --             (.58)               --              (1.28)          (1.21)           (.55)             --            (.58)
     -----            -----            ------             ------           -----           -----           -----           -----

      (.21)            (.78)             (.01)             (1.33)          (1.33)           (.70)           (.16)           (.69)
------------------------------------------------------------------------------------------------------------------------------------

     $7.80            $8.69            $12.45             $10.89           $9.70           $9.29           $7.76           $8.66
     =====            =====            ======             ======           =====           =====           =====           =====

====================================================================================================================================
     (7.86)%          21.24%            14.46%             26.17%          18.78%          29.03%          (8.64)%         13.09%

====================================================================================================================================

$1,235,637       $1,223,395        $1,147,122           $986,713        $754,918        $589,804        $429,427        $218,716
------------------------------------------------------------------------------------------------------------------------------------
$1,261,729       $  992,381        $1,070,680           $877,911        $671,593        $510,744        $360,773        $ 90,952
------------------------------------------------------------------------------------------------------------------------------------

      2.88%            2.21%             0.46%(5)           0.62%           1.15%           1.70%           2.11%           1.09%(5)
      1.01%            0.93%             1.67%(5)           1.71%           1.71%           1.75%           1.87%           1.87%(5)
------------------------------------------------------------------------------------------------------------------------------------
     117.2%           143.9%             17.9%              91.7%          117.5%           84.8%          117.2%          143.9%


5. Annualized.

6. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended June 30, 1998 were $630,198,671 and $600,759,113, respectively.

See accompanying Notes to Financial Statements.


                    25 Oppenheimer Total Return Fund, Inc.

===========================================================================================
Financial Highlights (Continued)
===========================================================================================

                                                  Class C
                                                  -----------------------------------------
                                                  Six Months
                                                  Ended
                                                  June 30,
                                                  1998              Year Ended December 31,
                                                  (Unaudited)       1997           1996
===========================================================================================
Per Share Operating Data
Net asset value, beginning of period               $10.92            $ 9.72         $ 9.33
-------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                 .03               .07            .16
Net realized and unrealized gain (loss)              1.54              2.46           1.57
                                                   ------            ------         ------
Total income (loss) from investment
operations                                           1.57              2.53           1.73

-------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income                 (.01)             (.05)          (.13)
Distributions from net realized gain                   --             (1.28)         (1.21)
                                                   ------            ------         ------
Total dividends and distributions
to shareholders                                      (.01)            (1.33)         (1.34)
-------------------------------------------------------------------------------------------
Net asset value, end of period                     $12.48            $10.92         $ 9.72
                                                   ======            ======         ======

===========================================================================================
Total Return, at Net Asset Value(4)                 14.41%            26.23%         18.67%

===========================================================================================
Ratios/Supplemental Data
Net assets, end of period (in thousands)          $49,126           $36,657        $17,554
-------------------------------------------------------------------------------------------
Average net assets (in thousands)                 $43,091           $27,349        $ 8,277
-------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                                0.46%(5)          0.63%          1.05%
Expenses                                             1.68%(5)          1.72%          1.76%
-------------------------------------------------------------------------------------------
Portfolio turnover rate(6)                           17.9%             91.7%         117.5%


1. For the period from June 1, 1994 (inception of offering) to December 31, 1994.

2. For the period from August 29, 1995 (inception of offering) to December 31, 1995.

3. For the period from May 3, 1993 (inception of offering) to December 31, 1993.

4. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

                    26 Oppenheimer Total Return Fund, Inc.

========================================================================================

========================================================================================

                Class Y
------         -------------------------------------------------------------------------
                Six Months
                Ended
                June 30,
                1998              Year Ended December 31,
1995(2)         (Unaudited)       1997           1996            1995          1994(1)
========================================================================================
 $9.19           $11.00            $ 9.77          $9.35          $7.80         $8.23
-----------------------------------------------------------------------------------------

   .07              .09               .18            .23            .20           .15
   .73             1.56              2.48           1.61           2.13          (.41)
 -----           ------            ------          -----          -----         -----

   .80             1.65              2.66           1.84           2.33          (.26)

-----------------------------------------------------------------------------------------

  (.11)            (.07)             (.15)          (.21)          (.23)         (.17)
  (.55)              --             (1.28)         (1.21)          (.55)           --
 -----           ------            ------          -----          -----         -----

  (.66)            (.07)            (1.43)         (1.42)          (.78)         (.17)
-----------------------------------------------------------------------------------------
 $9.33           $12.58            $11.00          $9.77          $9.35         $7.80
 =====           ======            ======          =====          =====         =====

=========================================================================================
  8.82%           14.99%            27.53%         19.88%         30.23%        (3.15)%

=========================================================================================

$1,655          $35,625           $26,546        $18,252         $6,709        $1,074
-----------------------------------------------------------------------------------------
$  784          $32,863           $21,977        $13,083         $3,944        $  320
-----------------------------------------------------------------------------------------
  1.42%(5)         1.51%(5)          1.60%          2.08%          2.51%         4.07%(5)
  1.77%(5)         0.65%(5)          0.74%          0.77%          0.87%         0.96%(5)
-----------------------------------------------------------------------------------------
  84.8%            17.9%             91.7%         117.5%          84.8%        117.2%

5. Annualized.

6. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended June 30, 1998 were $630,198,671 and $600,759,113, respectively.

See accompanying Notes to Financial Statements.


                    27 Oppenheimer Total Return Fund, Inc.

================================================================================
Notes to Financial Statements (Unaudited)
================================================================================


================================================================================
1.   Significant Accounting Policies

Oppenheimer Total Return Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's investment objective is to seek high total return. The Fund intends to seek its investment objective through investment in securities which it believes will provide a high return, including investments which are expected to provide opportunities for growth or to produce income, or both. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager). The Fund offers Class A, Class B, Class C and Class Y shares. Class A shares are sold with a front-end sales charge. Class B and Class C shares may be subject to a contingent deferred sales charge. All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class. Classes A, B and C have separate distribution and/or service plans. No such plan has been adopted for Class Y shares. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
Investment Valuation. Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service approved by the Board of Directors. Such securities which cannot be valued by an approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Directors to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less are valued at cost (or last determined market value) adjusted for amortization to maturity of any premium or discount. Options are valued based upon the last sale price on the principal exchange on which the option is traded or, in the absence of any transactions that day, the value is based upon the last sale price on the prior trading date if it is within the spread between the closing bid and asked prices. If the last sale price is outside the spread, the closing bid is used.

--------------------------------------------------------------------------------
Foreign Currency Translation. The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.


                    28 Oppenheimer Total Return Fund, Inc.

================================================================================

================================================================================


================================================================================
The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

--------------------------------------------------------------------------------
Repurchase Agreements. The Fund requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.

--------------------------------------------------------------------------------
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

--------------------------------------------------------------------------------
Federal Taxes. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required.

--------------------------------------------------------------------------------
Distributions to Shareholders. Dividends and distributions to shareholders are recorded on the ex-dividend date.

--------------------------------------------------------------------------------
Classification of Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes primarily because of the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes. The character of the distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

--------------------------------------------------------------------------------
Other. Investment transactions are accounted for on the date the investments are purchased or sold (trade date) and dividend income is recorded on the ex-dividend date. Discount on securities purchased is amortized over the life of the respective securities, in accordance with federal income tax requirements. Realized gains and losses on investments and options written and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.


                    29 Oppenheimer Total Return Fund, Inc.

================================================================================
Notes to Financial Statements (Unaudited) (Continued)
================================================================================


================================================================================
1.   Significant Accounting Policies (continued)

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

================================================================================
2.   Capital Stock

The Fund has authorized 450 million, 200 million, 200 million and 10 million shares of $.10 par value Class A, Class B, Class C and Class Y capital stock, respectively. Transactions in shares of capital stock were as follows:

                             Six Months Ended June 30, 1998    Year Ended December 31, 1997
                             ------------------------------    ----------------------------
                             Shares         Amount             Shares        Amount
-------------------------------------------------------------------------------------------
Class A:
Sold                          10,036,591    $ 118,592,683       18,977,566    $ 206,996,029
Dividends and
distributions reinvested         907,588       10,949,720       22,473,543      244,366,731
Redeemed                     (13,725,473)    (162,782,267)     (24,890,415)    (271,470,224)
                             -----------    -------------      -----------    -------------
Net increase (decrease)       (2,781,294)   $ (33,239,864)      16,560,694    $ 179,892,536
                             ===========    =============      ===========    =============

-------------------------------------------------------------------------------------------
Class B:
Sold                           6,925,752    $  81,260,046       12,559,650    $ 135,933,408
Dividends and
distributions reinvested         101,544        1,214,824        9,542,266      102,769,569
Redeemed                      (5,459,211)     (64,019,232)      (9,385,924)    (101,884,774)
                             -----------    -------------      -----------    -------------
Net increase                   1,568,085    $  18,455,638       12,715,992    $ 136,818,203
                             ===========    =============      ===========    =============

-------------------------------------------------------------------------------------------
Class C:
Sold                             987,450    $  11,636,057        1,650,829    $  17,900,517
Dividends and
distributions reinvested           3,939           47,136          345,135        3,728,540
Redeemed                        (411,603)      (4,821,823)        (444,581)      (4,815,980)
                             -----------    -------------      -----------    -------------
Net increase                     579,786    $   6,861,370        1,551,383    $  16,813,077
                             ===========    =============      ===========    =============

-------------------------------------------------------------------------------------------
Class Y:
Sold                           1,013,861    $  11,743,498        1,064,357    $  11,578,084
Dividends and
distributions reinvested          15,149          182,919          276,903        3,011,615
Redeemed                        (610,502)      (7,207,295)        (796,261)      (8,548,321)
                             -----------    -------------      -----------    -------------
Net increase                     418,508    $   4,719,122          544,999    $   6,041,378
                             ===========    =============      ===========    =============


                    30 Oppenheimer Total Return Fund, Inc.

================================================================================

================================================================================


================================================================================
3.   Unrealized Gains and Losses on Investments

At June 30, 1998, net unrealized appreciation on investments of $1,133,171,581 was composed of gross appreciation of $1,165,660,321, and gross depreciation of $32,488,740.

================================================================================
4.   Management Fees and Other Transactions with Affiliates

Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.75% of the first $100 million of net assets, 0.70% of the next $100 million, 0.65% of the next $100 million, 0.60% of the next $100 million, 0.55% of the next $100 million, and 0.50% of net assets in excess of $500 million.

     For the six months ended June 30, 1998, commissions (sales charges paid by investors) on sales of Class A shares totaled $2,282,024, of which $771,045 was retained by OppenheimerFunds Distributor, Inc. (OFDI), a subsidiary of the Manager, as general distributor, and by an affiliated broker/dealer. Sales charges advanced to broker/dealers by OFDI on sales of the Fund's Class B and Class C shares totaled $2,588,254 and $102,099, respectively, of which $248,456 and $6,009, respectively, was paid to an affiliated broker/dealer. During the six months ended June 30, 1998, OFDI received contingent deferred sales charges of $575,815 and $5,671, respectively, upon redemption of Class B and Class C shares as reimbursement for sales commissions advanced by OFDI at the time of sale of such shares.

     OppenheimerFunds Services (OFS), a division of the Manager, is the transfer and shareholder servicing agent for the Fund and for other registered investment companies. OFS's total costs of providing such services are allocated ratably to these companies.

     The Fund has adopted a Service Plan for Class A shares to reimburse OFDI for a portion of its costs incurred in connection with the personal service and maintenance of shareholder accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate that may not exceed 0.25% of the average annual net assets of Class A shares of the Fund. OFDI uses the service fee to reimburse brokers, dealers, banks and other financial institutions quarterly for providing personal service and maintenance of accounts of their customers that hold Class A shares. During the six months ended June 30, 1998, OFDI paid $184,185 to an affiliated broker/dealer as reimbursement for Class A personal service and maintenance expenses.


                    31 Oppenheimer Total Return Fund, Inc.

================================================================================
Notes to Financial Statements (Unaudited) (Continued)
================================================================================


================================================================================
4.   Management Fees and Other Transactions with Affiliates (continued)

The Fund has adopted Distribution and Service Plans for Class B and Class C shares to compensate OFDI for its costs in distributing Class B and Class C shares and servicing accounts. Under the Plans, the Fund pays OFDI an annual asset-based sales charge of 0.75% per year on Class B and Class C shares for its services rendered in distributing Class B and Class C shares. OFDI also receives a service fee of 0.25% per year to compensate dealers for providing personal services for accounts that hold Class B and Class C shares. Each fee is computed on the average annual net assets of Class B and Class C shares, determined as of the close of each regular business day. During the six months ended June 30, 1998, OFDI paid $80,947 and $3,511, respectively, to an affiliated broker/dealer as compensation for Class B and Class C personal service and maintenance expenses and retained $4,135,510 and $100,772, respectively, as compensation for Class B and Class C sales commissions and service fee advances, as well as financing costs. If either Plan is terminated by the Fund, the Board of Directors may allow the Fund to continue payments of the asset-based sales charge to OFDI for distributing shares before the Plan was terminated. At June 30, 1998, OFDI had incurred excess distribution and servicing costs of $15,078,558 for Class B and $434,402 for Class C.

================================================================================
5.   Option Activity

The Fund may buy and sell put and call options, or write put and covered call options on portfolio securities in order to produce incremental earnings or protect against changes in the value of portfolio securities.

     The Fund generally purchases put options or writes covered call options to hedge against adverse movements in the value of portfolio holdings. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.

     Options are valued daily based upon the last sale price on the principal exchange on which the option is traded and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss upon the expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid.

     Securities designated to cover outstanding call options are noted in the Statement of Investments where applicable. Shares subject to call, expiration date, exercise price, premium received and market value are detailed in a footnote to the Statement of Investments. Options written are reported as a liability in the Statement of Assets and Liabilities. Gains and losses are reported in the Statement of Operations.

     The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.


                    32 Oppenheimer Total Return Fund, Inc.

================================================================================

================================================================================


================================================================================
Written option activity for the six months ended June 30, 1998 was as follows:

                                                       Call Options
                                                       -------------------------
                                                       Number of      Amount of
                                                       Options        Premiums
--------------------------------------------------------------------------------
Options outstanding at December 31, 1997                      --      $      --
Options written                                            4,550        757,249
Options closed or expired                                 (4,050)      (696,251)
Options exercised                                           (500)       (60,998)
                                                       ---------      ---------
Options outstanding at June 30, 1998                          --      $      --
                                                       =========      =========

================================================================================
6.   Illiquid and Restricted Securities

At June 30, 1998, investments in securities included issues that are illiquid or restricted. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Directors as reflecting fair value. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund intends to invest no more than 10% of its net assets (determined at the time of purchase and reviewed from periodically) in illiquid and restricted securities. Certain restricted securities, eligible for resale to qualified institutional investors, are not subject to that limit. The aggregate value of illiquid or restricted securities subject to this limitation at June 30, 1998 was $13,792,281, which represents 0.37% of the Fund's net assets.

================================================================================
7.   Bank Borrowings

The Fund may borrow from a bank for temporary or emergency purposes including, without limitation, funding of shareholder redemptions provided asset coverage for borrowings exceeds 300%. The Fund has entered into an agreement which enables it to participate with other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $400 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.35%. Borrowings are payable 30 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.0575% per annum.

     The Fund had no borrowings outstanding during the six months ended June 30, 1998.


                    33 Oppenheimer Total Return Fund, Inc.

================================================================================
Oppenheimer Total Return Fund, Inc.
================================================================================


================================================================================
Officers and Directors      James C. Swain, Chairman and Chief Executive Officer
                            Bridget A. Macaskill, Director and President
                            Robert G. Avis, Director
                            William A. Baker, Director
                            Charles Conrad, Jr., Director
                            Jon S. Fossel, Director
                            Sam Freedman, Director
                            Raymond J. Kalinowski, Director
                            C. Howard Kast, Director
                            Robert M. Kirchner, Director
                            Ned M. Steel, Director
                            George C. Bowen, Director, Vice President, Treasurer
                              and Assistant Secretary
                            Andrew J. Donohue, Vice President and Secretary
                            Bruce Bartlett, Vice President
                            John P. Doney, Vice President
                            Robert J. Bishop, Assistant Treasurer
                            Scott T. Farrar, Assistant Treasurer
                            Robert G. Zack, Assistant Secretary

================================================================================
Investment Advisor          OppenheimerFunds, Inc.

================================================================================
Distributor                 OppenheimerFunds Distributor, Inc.

================================================================================
Transfer and Shareholder    OppenheimerFunds Services
Servicing Agent

================================================================================
Custodian of                The Bank of New York
Portfolio Securities

================================================================================
Independent Auditors        Deloitte & Touche LLP

================================================================================
Legal Counsel               Myer, Swanson, Adams & Wolf, P.C.

                            The financial statements included herein have been taken from the records of the Fund without examination of the independent auditors. This is a copy of a report to shareholders of Oppenheimer Total Return Fund, Inc. This report must be preceded or accompanied by a Prospectus of Oppenheimer Total Return Fund, Inc. For material information concerning the Fund, see the Prospectus.

                            Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, and are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.


                    34 Oppenheimer Total Return Fund, Inc.

================================================================================
OppenheimerFunds Family
================================================================================

============================================================================================================
Real Asset Funds
------------------------------------------------------------------------------------------------------------
Real Asset Fund                      Gold & Special Minerals Fund

============================================================================================================
Global Stock Funds
------------------------------------------------------------------------------------------------------------
Developing Markets Fund              International Growth Fund             Quest Global Value Fund
International Small                  Global Fund                           Global Growth & Income Fund
  Company Fund

============================================================================================================
Stock Funds
------------------------------------------------------------------------------------------------------------
Enterprise Fund                      MidCap Fund                           Growth Fund
Discovery Fund                       Capital Appreciation Fund             Disciplined Value Fund
Quest Small Cap Value Fund           Quest Capital Value Fund              Quest Value Fund

============================================================================================================
Stock & Bond Funds
------------------------------------------------------------------------------------------------------------
Main Street Income &                 Total Return Fund                     Disciplined Allocation Fund
  Growth Fund                        Quest Balanced                        Multiple Strategies Fund
Quest Opportunity                      Value Fund(1)                       Convertible Securities Fund(2)
  Value Fund                         Equity Income Fund

============================================================================================================
Taxable Bond Funds
------------------------------------------------------------------------------------------------------------
International Bond Fund              Champion Income Fund                  U.S. Government Trust
World Bond Fund                      Strategic Income Fund                 Limited-Term Government Fund
High Yield Fund                      Bond Fund

============================================================================================================
Municipal Funds
------------------------------------------------------------------------------------------------------------
California Municipal Fund(3)         Pennsylvania Municipal Fund(3)        Rochester Division:
Florida Municipal Fund(3)            Municipal Bond Fund                   Rochester Fund Municipals
New Jersey Municipal Fund(3)         Insured Municipal Fund                Limited Term New York
New York Municipal Fund(3)           Intermediate Municipal Fund             Municipal Fund

============================================================================================================
Money Market Funds(4)
------------------------------------------------------------------------------------------------------------
Money Market Fund                    Cash Reserves

1. On 5/18/98, the Fund's name was changed from "Quest Growth & Income Value Fund."

2. On 4/28/98, the Fund's name was changed from "Bond Fund for Growth."

3. Available only to investors in certain states.

4. An investment in money market funds is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although these funds may seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these funds.

Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc., Two World Trade Center, New York, NY 10048-0203.

(C) Copyright 1998 OppenheimerFunds, Inc. All rights reserved.


                    35 Oppenheimer Total Return Fund, Inc.

Information and services
--------------------------------------------------------------------------------

As an Oppenheimer fund shareholder, you have some special privileges. Whether it's automatic investment plans, informative newsletters and hotlines, or ready account access, you can benefit from services designed to make investing simple.

     And when you need help, our Customer Service Representatives are only a toll-free phone call away. They can provide information about your account and handle administrative requests. You can reach them at our General Information number.

     When you want to make a transaction, you can do it easily by calling our toll-free Telephone Transactions number or by visiting our website. And, by enrolling in AccountLink, a convenient service that "links" your Oppenheimer funds accounts and your bank checking or savings account, you can use the Telephone Transactions number or website to make investments.

     For added convenience, you can get automated information with OppenheimerFunds PhoneLink service, available 24 hours a day, 7 days a week. PhoneLink gives you access to a variety of fund, account, and market information. Of course, you can always speak to a Customer Service Representative during the General Information hours shown at the left.

     You can count on us whenever you need assistance. That's why the International Customer Service Association, an independent, nonprofit organization made up of over 3,200 customer service management professionals from around the country, honored the Oppenheimer funds' transfer agent, OppenheimerFunds Services, with their Award of Excellence in 1993.

     So call us today, or visit us at our website at www.oppenheimerfunds.com --we're here to help.



Internet
24-hr access to account
information. Online
transactions now available

  www.oppenheimerfunds.com


General Information
Mon-Fri 8:30am-9pm ET
Sat 10am-4pm ET

  1-800-525-7048


Account Transactions
Mon-Fri 8:30am-8pm ET

  1-800-852-8457


PhoneLink
24-hr automated information
and automated transactions

  1-800-533-3310


Telecommunication Device
for the Deaf (TDD)
Mon-Fri 8:30am-2pm ET

  1-800-843-4461


OppenheimerFunds
Information Hotline
24 hours a day, timely and
insightful messages on the
economy and issues that
affect your investments

  1-800-835-3104

                                                      [LOGO] OppenheimerFunds(R)
                                                             Distributor, Inc.
RS0420.001.0698  August 28, 1998